SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          GST TELECOMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         Canada                                           N/A
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(State of Incorporation                           (I.R.S. Employer
 or Organization)                                 Identification no.)

4001 Main Street, Vancouver, Washington                   98663
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(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box./ /

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities  Act  registration  statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(b) of the Act:

                           None.

Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON SHARES, WITHOUT PAR VALUE
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                                (Title of Class)

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                                (Title of Class)


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ITEM 1.           DESCRIPTION OF SECURITIES TO BE REGISTERED BY REGISTRANT.

         The description of the Common Shares set forth under "Description of Capital Stock" contained in the Registrant's registration statement on Form S-3, Commission File No. 333-38091, as amended, is hereby incorporated by reference.

ITEM 2.           EXHIBITS.

                  1. Certificate of Incorporation of the Company, as amended to date (incorporated by reference to Exhibit 3(a) to the Registrant's Form 10-K for the fiscal year ended September 30, 1996, as amended).

                  2. By-Laws, as amended to date (incorporated by reference to Exhibit 3.1 to the Registrant's registration statement on Form S-3, Commission File No. 333-38091, as amended).



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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  April 13, 1998

                                              GST TELECOMMUNICATIONS, INC.

                                              By: /s/ Stephen Irwin
                                                 ---------------------------
                                                 Stephen Irwin
                                                 Vice Chairman and Secretary



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